UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Advisory Research MLP & Energy Income Fund

(Class A: INFRX)

(Class C: INFFX)

(Class I: INFIX)

Advisory Research MLP & Energy Infrastructure Fund

(Class I: MLPPX)

Advisory Research MLP & Equity Fund

(Class A: INFJX)

(Class C: INFKX)

(Class I: INFEX)

ANNUAL REPORT

November 30, 2017

Advisory Research MLP Funds

Each a series of Investment Managers Series Trust

Table of Contents

Advisory Research MLP & Energy Income Fund
Shareholder Letter	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Advisory Research MLP & Energy Infrastructure Fund
Shareholder Letter	19
Fund Performance	25
Schedule of Investments	26
Statement of Assets and Liabilities	30
Statement of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	33
Advisory Research MLP & Equity Fund
Shareholder Letter	34
Fund Performance	38
Schedule of Investments	40
Statement of Assets and Liabilities	43
Statement of Operations	44
Statements of Changes in Net Assets	45
Financial Highlights	46
Notes to Financial Statements	49
Report of Independent Registered Public Accounting Firm	61
Supplemental Information	62
Expense Examples	69

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research MLP Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6750 www.advisoryresearch.com

Advisory Research MLP & Energy Income Fund

(“INFIX/INFRX/INFFX”)

November 30, 2017

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Income Fund (the “Fund”). This report covers the one-year period ended November 30, 2017, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund. We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek current income and secondarily, long-term capital appreciation. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs. We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes and some tax advantages. The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.

We expect the Fund to exhibit high correlation to and aim to generate similar returns with the Alerian MLP Index (the “Index”), but with less volatility and more liquidity over a full market cycle. In general, we expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

Fund Results as of November 30, 2017

1 Year Period	Performance	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	-6.03%	12.7%	0.92
Alerian MLP Index	-6.83%	15.8%
3 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	-8.30%	20.8%	0.94
Alerian MLP Index	-12.42%	28.5%
5 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	1.41%	17.4%	0.94
Alerian MLP Index	-1.61%	23.9%
Since Inception (12/27/2010)	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	4.18%	16.0%	0.93
Alerian MLP Index	2.11%	22.1%

[1]	Standard deviation measures the dispersion of a set of data from its mean. Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return.
[2]	Annualized

For the periods ended 12/31/2017, the Fund’s Class I shares had a one year return of -5.60%, an annualized five year return of 1.97% and an annualized since inception return of 4.61%. The performance data quoted here represents past performance. Past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414. Based on the current prospectus, the total annual gross and net operating expense ratios for the Fund’s Class I shares are both 1.15%3. There is a 2% redemption fee if redeemed within 90 days of purchase.

One Year Performance ended November 30, 2017

During the period, the Fund’s total return was -6.03%, which outperformed the Index return of -6.83%. The MLP and energy infrastructure equity4 allocation returned -8.71%, while the fixed income assets4 returned 10.95%.

While broad equity markets posted strong returns for the trailing twelve months, MLPs and energy infrastructure equities failed to participate. The largest detractor to relative performance was the portion of the portfolio invested in MLPs4, which returned -12.37%, underperforming the Index. Our energy infrastructure equities holdings fell -5.63% for the period. The loss within the equity portion of the portfolio is likely attributable to momentum trading following the sell-off in crude oil prices from February through May.

The other big driver of returns has been our fixed income exposure. The bonds in the portfolio performed well in absolute terms and relative to the benchmark. In our view, the bond market performance for energy infrastructure issuers was more reflective of the improving MLP fundamentals we observed during the Fund’s fiscal year than the equity performance was. The bonds we own returned 10.95% over the year, perhaps evidence of the longer term investment horizon of bond holders compared to those investors on the equity side of the market for similar issuers.

Since Inception Performance

MLPs have completed a full market cycle since the Fund’s inception in 2010, and today’s long-term relative performance is consistent with what we expected at the Fund’s inception.

Since inception, the Fund has returned 4.18% annualized, ahead of the 2.11% annualized return for the Index. The equity4 portion of the Fund returned 4.94% annualized since inception. The fixed income4 portion of the strategy returned 7.69% annualized since inception, compared to the 3.23% annualized return for the Barclays U.S. Aggregate Bond Index.

The fixed income portion of the Fund continues to help reduce volatility for the portfolio. Since inception the Fund’s volatility has averaged about 72% of the Alerian’s volatility. To illustrate risk-adjusted returns, we use the ratio of total annualized return divided by annualized standard deviation. Since inception the Fund outperformed the Index with less volatility.

Risk-Adjusted Return Ratio	Since Inception (12/27/2010)
MLP & Energy Income Fund – Class I	0.26
Alerian MLP Index	0.10

The Fund continues to exhibit strong correlation to the Index, with a correlation ratio of 0.93 since inception. We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Index high over time.

Portfolio Positioning

The equity allocation of 72% at November 30, 2017 is 8 percentage points lower than one year ago. For most of the year, the equity allocation was near the highest level in the Fund’s history and is consistent with our expectation that MLP-related equities will outperform fixed income securities in 2017.

	MLP and Energy Infrastructure Equity[4]	Fixed Income and Cash[4]
Period Ending 11/30/2017	72%	28%
Average Since Inception (12/27/2010)	70%	30%

An advantage of the strategy we employ is the ability to invest across the capital structure of the energy infrastructure entities in which we invest. During shorter periods, certain pieces of the capital structure may outperform others of the same issuer even though the cash flow supporting the equity, bonds, or preferred shares of a single issuer is identical. When industry fundamentals are in the early stages of a recovery, senior security holders become more comfortable that they will be returned their principal but equity holders are uncertain of future growth. Over the past year that environment has been good for the fixed income and preferred security holdings in the portfolio and bad for our equity holdings. If the improving fundamentals trend continues, it is likely that the relative performance may flip in favor of equities, hence our more aggressive asset allocation today.

Our equity holdings continue to be concentrated in higher quality, stable cash flow companies. However, over the past year, uncertainty around company distribution policy trumped improving company fundamentals and contributed to poor performance. Moving forward, we believe the broad sustainability of distributions will become more certain, helping improve the performance of our underlying equity holdings.

Outlook

In a year where many asset classes provided above-average returns for investors, MLP investors were not invited to the party. The S&P 500 was up 22.87% and West Texas Intermediate crude oil rose 16.10%. Energy equities did not follow suit, with energy equities in the S&P 500 Index falling -7.16% versus the Alerian MLP Index losing -6.83% over the same period. MLP fundamentals were solid in 2017, making the price decline even more frustrating. As the disconnect between prices and fundamentals grows, the stage appears set for meaningfully better returns in 2018, particularly in comparison to other equity securities. Our long-term outlook for the MLP market calls for high single digit to low double digit annualized total returns. We expect the next twelve months will generate a return that is higher than our long-term range. Valuations are favorable, the political and regulatory environment is strong, and more robust commodity prices are improving the fundamental outlook for the energy industry.

Entering the year, we believed that the positive and improving backdrop would lead to solid MLP returns over the next twelve months. Unfortunately, other investors did not share our enthusiasm. Investor fund flows dedicated to MLPs were very meager in 2017 and among the lowest on record. At the same time, MLP management teams continued to issue new equity to fund growth initiatives. Although this new issuance has steadily declined since 2014, it continues to overwhelm the fund flows from investors. This over supply of equity results in price pressure on existing MLPs because investors sell existing MLP holdings to fund the purchases of the new offerings. There are two ways for the MLP fund flows to rebalance: the supply of new equity can go down or the demand from investor flows can increase. On the supply front there is encouraging news. Our bottom-up assessment of 2018 equity issuance indicates that supply in 2018 will continue to come down, potentially to as low as $9 billion.

The demand from investors is harder to assess. In our view, the disconnect between improving fundamentals and equity prices reflects investor exhaustion with MLPs as we enter the fourth year since prices peaked in 2014. Valuation is a meaningful positive and we expect that investors seeking yield and reasonable valuation will be increasingly attracted to MLPs in 2018.

Of course attractive valuation existed throughout 2017, and that did not result in meaningful investor demand. MLP distributions were a major contributor to investors’ concerns in 2017. Many MLPs ratcheted back their distribution growth expectations with the intent of using the savings generated by paying out less to investors, to fund growth projects. For example, Enterprise Products Partners, the largest MLP by market capitalization, cut its distribution growth outlook in half to limit its reliance on the equity capital markets to fund future capital expenditures. Three MLPs surprised the market by implementing distribution cuts tied to challenging fundamentals. Enbridge Energy Partners, Plains All American Pipeline, and Genesis Energy reduced their distributions, and as a result were among the largest detractors from performance during the period.

There remains a large portion of MLP investors that view a higher yield as an attractive aspect of MLP securities. When distributions are reduced with the goal of funding growth in the future, there is typically some turnover in the unitholder base. Conversely, there is a cohort of MLP investors who are drawn to not just the yield provided by distributions, but the growth in that distribution over time. When a management team reduces the distribution growth trajectory, these growth-oriented investors may step away as well. Both of these sets of actions and reactions create selling pressure. Perhaps more importantly these changes create confusion, and that keeps opportunistic investors who might move into the asset class at these lower valuations on the sideline until they can better understand the distribution strategy these companies will employ. To circle back to fund flows, we think this scenario is the proximate cause of weak flows in the second half of the year, despite crude oil rallying from June lows to new three-year highs.

MLPs are subject to tax-loss selling if their year-to-date performance is negative entering the fourth quarter. We have observed that this tax-loss selling pressure almost always abates between the end of November and the end of December. 2017 appears to have followed the historical trend, with heavy tax loss selling translating into poor returns until the end of November.

Our positive outlook for the next 12 months is grounded in the high distribution yield that MLPs expect to pay investors, better than average valuations, a low level of growth that does not require much equity issuance, and generally improving MLP and broader energy industry fundamentals. In some ways today’s environment reminds us of the MLP market in the late 1980’s. Buckeye Partners, which became a publicly traded MLP in 1986, is a good example of the similarities. An investor in the late 1980’s would have found it easy to poke holes in the Buckeye story. The U.S. was in the process of overhauling the tax code, a change that eventually negatively impacted the perception of MLPs among investors. Oil prices had fallen nearly 50% from the high prices of the early 1980’s. The outlook for growth in oil transportation was positive but very low. The MLP market had little to offer investors other than a high yield, a little over 10% in Buckeye’s case. Buckeye delivered on the yield that they promised investors and managed to increase distributions by approximately 3% per annum over the next 10 years. The high yield, combined with modest growth, drove strong total returns for investors. Today, assuming management teams hold fast to current distribution policies, we can identify many MLPs with high yields that are likely to deliver over the next ten years and along the way rebuilding investors’ trust and leading to solid returns. There is data to suggest that improving fundamentals are benefitting the midstream space. Although the recent energy downturn clearly impacted cash flows, the resilience of midstream assets and the rebound in energy industry activity is evidenced by the aggregate increase of 2.3% in earnings before interest, taxes, depreciation, and amortization (EBITDA) for the Index constituents.

The outlook for 2018 continues to improve, with record oil and natural gas production expected in the U.S. In fact, crude oil production is expected to top all-time highs set in 1970, according to the Energy Information Administration. Furthermore, demand for relatively low cost energy commodities produced domestically, should lead to growth in exports of these products.

Although we think the table is set for a strong 2018 there are a few concerns that we are monitoring.

•	Distribution Policy Changes: Despite weak performance in 2017 by MLPs that changed distribution policy to the detriment of unitholders, there remains a risk that management teams will not heed these lessons and surprise the market with distribution cuts. We believe these types of decisions would negatively impact unit prices and could dampen any renewed investor confidence in the space.
•	Rig Activity: Higher rig counts or expanded capital expenditure budgets could cause crude prices to weaken as market expectations revert to fears of oversupply. Weak crude prices could dampen investors’ enthusiasm for energy investments, including midstream investments like MLPs.
•	Equity Issuance: We expect MLP equity issuance in 2018 to hit its lowest level this decade. The recent recovery in MLP prices could lead to opportunistic secondary equity offerings that could take the steam out of current market momentum.
•	Mergers & Acquisitions: Many MLP management teams are increasingly confident in their businesses. An increase in M&A activity could increase the execution risk and equity needs for individual MLPs.

As a shareholder, you will receive a 1099 tax form for 2017. Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed. Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares. Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

S&P 500 Energy Index is comprised those companies in the S&P 500 that are classified as members of the GICS energy sector.

Indexes are un-managed and do not account for investment expenses. You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund may invest in derivatives, (futures and options), high yield debt (also known as junk bonds) and ETFs. These investments involve significant risks and losses may occur. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

The Fund may invest in the debt securities of MLPs and generally, fixed income securities decrease in value when interest rates rise. High yield securities are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Certain transactions including the use of derivatives may give rise to a form of leverage which may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[3]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund until March 31, 2018 and may be terminated by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek recoupment from the Fund of fees waived or payments made to the Fund for a period of three full fiscal years after the date of the waiver or payment. Performance would have been lower without fee waivers in effect.

[4]	Sector and allocation performance shows the extent to which underlying holdings affect a fund’s performance relative to its index. The methodology of calculation is different from total return and will not match the fund’s performance. Performance shown is historical and is no guarantee of future results. For attribution purposes, partnerships taxed as corporations are included in the MLP allocation.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice. Current and future portfolio holdings are subject to change and risks.

Advisory Research MLP & Energy Income Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, made at its inception, with a similar investment in the Alerian MLP Index. The performance graph above is shown for the Fund Class I shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Alerian MLP Index is a float-adjusted, capitalization-weighted index of Master Limited Partnerships (MLPs) whose constituents represent approximately 85% of total float-adjusted market capitalization. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2017	1 Year	3 Years	5 Years	Since Inception*	Inception Date
Before deducting maximum sales charge
Class A1	-6.26%	-8.52%	1.15%	3.94%	05/18/11
Class C2	-6.95%	-9.22%	0.40%	3.27%	04/02/12
Class I3	-6.03%	-8.30%	1.41%	4.18%	12/27/10
After deducting maximum sales charge
Class A1	-11.38%	-10.23%	0.02%	3.09%	05/18/11
Class C2	-7.82%	-9.22%	0.40%	3.27%	04/02/12
Alerian MLP Index	-6.83%	-12.42%	-1.61%	2.11%	12/27/10

*	The performance figures for Class A and Class C include the performance for the Class I for the periods prior to the start date of Class A and Class C. Class A and Class C impose higher expenses than that of Class I.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Advisory Research MLP & Energy Income Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited) – Continued

The Fund’s expense ratios were 1.40%, 2.15% and 1.15% for the Class A shares, Class C shares and Class I shares, respectively, which are the amounts stated in the current prospectus dated April 1, 2017. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50%, 2.25% and 1.25% of the average daily net assets of the Fund’s Class A, Class C, and Class I Shares, respectively. This agreement is in effect until March 31, 2018, and may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

[1]	Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
[2]	Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Advisory Research MLP & Energy Income Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2017

Principal Amount		Value

	Corporate Bonds – 20.7%
	Energy – 18.6%
$18,100,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/2022[1,2]	$18,778,750
8,700,000	Consol Energy, Inc. 5.875%, 4/15/2022[1]	8,895,750
	Kinder Morgan, Inc.
1,500,000	7.800%, 8/1/2031	1,919,990
2,250,000	7.750%, 1/15/2032	2,883,159
11,587,000	Midcontinent Express Pipeline LLC 6.700%, 9/15/2019[2]	12,137,382
15,450,000	NGPL PipeCo LLC 7.768%, 12/15/2037[2]	19,080,750
10,350,000	Niska Gas Storage Ltd. / Niska Gas Storage Canada Finance Corp. 6.500%, 4/1/2019[1,3]	10,505,250
12,850,000	ONEOK, Inc. 7.500%, 9/1/2023[1]	15,338,145
	PBF Holding Co. LLC / PBF Finance Corp.
2,250,000	7.250%, 6/15/2025[1]	2,368,125
20,250,000	7.250%, 6/15/2025[1,2]	21,313,125
675,000	Rockies Express Pipeline LLC 6.875%, 4/15/2040[2]	760,219
	Rose Rock Midstream LP / Rose Rock Finance Corp.
2,900,000	5.625%, 7/15/2022[1]	2,878,250
10,265,000	5.625%, 11/15/2023[1]	9,982,712
4,425,000	SemGroup Corp. 7.250%, 3/15/2026[1,2]	4,524,563
8,825,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.750%, 3/15/2024[1]	9,486,875
15,750,000	Williams Cos., Inc. 8.750%, 3/15/2032	20,632,500
		161,485,545
	Utilities – 2.1%
16,550,000	NRG Energy, Inc. 7.250%, 5/15/2026[1]	18,163,625

	Total Corporate Bonds (Cost $169,297,499)	179,649,170

Number of Shares

	Common Stocks – 43.5%
	Energy – 42.5%
2,077,695	Enbridge Energy Management LLC	28,048,876
1,160,198	Enbridge, Inc.[3]	43,751,067
2,678,356	EnLink Midstream LLC	44,728,545
271,335	EQT Corp.	16,171,566

Advisory Research MLP & Energy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2017

Number of Shares		Value

	Common Stocks (Continued)
	ENERGY (Continued)
2,484,753	Kinder Morgan, Inc.	$42,812,294
214,837	NextEra Energy Partners LP	8,385,088
882,244	ONEOK, Inc.	45,788,464
342,480	Pattern Energy Group, Inc. - Class A	7,719,499
991,295	Plains GP Holdings LP - Class A	20,410,764
1,765,117	Tallgrass Energy GP LP - Class A	39,891,644
546,144	Targa Resources Corp.	23,702,650
1,600,662	Williams Cos., Inc.	46,499,231
		367,909,688
	Utilities – 1.0%
446,107	NRG Yield, Inc. - Class C	8,498,339

	Total Common Stocks (Cost $400,615,695)	376,408,027

	Master Limited Partnerships – 24.6%
	Energy – 24.2%
657,180	Buckeye Partners LP	30,184,277
1,708,377	DCP Midstream LP	60,032,368
1,683,175	Enable Midstream Partners LP	25,213,961
1,448,475	Energy Transfer Partners LP	24,059,170
1,523,060	MPLX LP	54,616,932
301,930	TC PipeLines LP	15,341,063
		209,447,771
	Industrial – 0.4%
382,435	USD Partners LP	3,881,715

	Total Master Limited Partnerships (Cost $212,675,482)	213,329,486

	Preferred Stocks – 4.7%
	Energy – 4.7%
1,228,260	Anadarko Petroleum Corp. 7.500%, 6/7/2018[4]	40,323,776

	Total Preferred Stocks (Cost $42,854,864)	40,323,776

	Short-Term Investments – 3.4%
29,579,948	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.96%[5]	29,579,948

	Total Short-Term Investments (Cost $29,579,948)	29,579,948

	Total Investments – 96.9% (Cost $855,023,488)	839,290,407

Advisory Research MLP & Energy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2017

Value

Other Assets in Excess of Liabilities – 3.1%	$27,056,173

Total Net Assets – 100.0%	$866,346,580

LLC – Limited Liability Company

LP – Limited Partnership

[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $76,594,789 which represents 8.84% of Net Assets.
[3]	Foreign security denominated in U.S. Dollars.
[4]	Convertible security.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

SUMMARY OF INVESTMENTS

As of November 30, 2017

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Energy	18.6%
Utilities	2.1%
Total Corporate Bonds	20.7%
Common Stocks
Energy	42.5%
Utilities	1.0%
Total Common Stocks	43.5%
Master Limited Partnerships
Energy	24.2%
Industrial	0.4%
Total Master Limited Partnerships	24.6%
Preferred Stocks
Energy	4.7%
Total Preferred Stocks	4.7%
Short-Term Investments	3.4%
Total Investments	96.9%
Other Assets in Excess of Liabilities	3.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2017

Assets:
Investments, at value (cost $855,023,488)	$839,290,407
Receivables:
Investment securities sold	32,255,609
Fund shares sold	2,519,174
Dividends and interest	4,508,796
Prepaid expenses	26,106
Total assets	878,600,092

Liabilities:
Payables:
Fund shares redeemed	8,014,151
Investment securities purchased	3,228,359
Advisory fees	734,997
Distribution fees - Class A and Class C (Note 7)	70,848
Fund Administration fees	57,574
Transfer agent fees and expenses	54,518
Fund accounting fees	29,301
Auditing fees	19,066
Custody fees	12,582
Trustees' fees and expenses	1,331
Chief Compliance Officer fees	862
Trustees Deferred Compensation (Note 3)	210
Accrued other expenses	29,713
Total liabilities	12,253,512

Net Assets	$866,346,580

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,086,239,971
Accumulated net investment loss	(24,762,381)
Accumulated net realized loss on investments, purchased options contracts and written options contracts	(179,397,929)
Net unrealized depreciation on investments:	(15,733,081)
Net Assets	$866,346,580

Class A Shares:
Net Assets applicable to shares outstanding	$62,135,393
Number of shares issued and outstanding	7,248,666
Redemption price per share*	$8.57
Maximum sales charge (5.50% of offering price)**	0.50
Maximum offering price to public	$9.07

Class C Shares:
Net Assets applicable to shares outstanding	$68,541,301
Number of shares issued and outstanding	7,972,089
Offering and redemption price per share*	$8.60

Class I Shares:
Net Assets applicable to shares outstanding	$735,669,886
Number of shares issued and outstanding	87,367,395
Offering and redemption price per share	$8.42

*	No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them.
**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $222,051)	$10,513,963
Interest	11,721,080
Total investment income	22,235,043

Expenses:
Advisory fees	9,383,585
Distribution fees - Class C (Note 7)	839,406
Distribution fees - Class A (Note 7)	147,693
Fund Administration fees	485,555
Transfer agent fees and expenses	365,380
Fund accounting fees	173,856
Registration fees	83,932
Custody fees	79,590
Shareholder reporting fees	47,332
Miscellaneous	23,641
Legal fees	20,801
Auditing fees	18,998
Trustees' fees and expenses	10,402
Insurance fees	3,150
Chief Compliance Officer fees	1,205

Total expenses	11,684,526
Net investment income	10,550,517

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts and Written Options Contracts:
Net realized gain (loss) on:
Investments	(12,081,778)
Purchased options contracts	(6,188,200)
Written options contracts	1,922,978
Net realized loss	(16,347,000)
Net change in unrealized appreciation/depreciation on:
Investments	(56,330,670)
Net change in unrealized appreciation/depreciation	(56,330,670)
Net realized and unrealized loss on investments, purchased options contracts and written options contracts	(72,677,670)

Net Decrease in Net Assets from Operations	$(62,127,153)

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$10,550,517	$17,926,333
Net realized loss on investments, purchased options contracts
and written options contracts	(16,347,000)	(135,596,381)
Net change in unrealized appreciation/depreciation on investments	(56,330,670)	221,272,006
Net increase (decrease) in net assets resulting from operations	(62,127,153)	103,601,958

Distributions to Shareholders:
From net investment income:
Class A	(1,007,747)	(1,553,184)
Class C	(1,187,837)	(2,010,162)
Class I	(13,746,544)	(16,511,278)
From return of capital:
Class A	(3,505,333)	(3,007,973)
Class C	(4,167,739)	(4,072,074)
Class I	(47,253,163)	(33,368,286)
Total distributions to shareholders	(70,868,363)	(60,522,957)

Capital Transactions:
Net proceeds from shares sold:
Class A	35,995,997	22,344,621
Class C	22,630,098	22,431,061
Class I	386,659,676	399,464,240
Reinvestment of distributions:
Class A	2,325,026	2,796,095
Class C	2,339,977	2,229,508
Class I	37,141,916	30,897,154
Cost of shares redeemed:
Class A1	(21,979,271)	(52,957,948)
Class C2	(38,201,305)	(33,415,601)
Class I3	(308,226,627)	(329,432,205)
Net increase in net assets from capital transactions	118,685,487	64,356,925

Total increase (decrease) in net assets	(14,310,029)	107,435,926

Net Assets:
Beginning of period	880,656,609	773,220,683
End of period	$866,346,580	$880,656,609

Accumulated net investment loss	$(24,762,381)	$(12,206,487)

Capital Share Transactions:
Shares sold:
Class A	3,820,687	2,568,285
Class C	2,363,962	2,594,867
Class I	41,216,482	48,287,583
Shares reinvested:
Class A	256,456	337,734
Class C	257,832	258,473
Class I	4,173,248	3,608,662
Shares redeemed:
Class A	(2,340,341)	(6,241,860)
Class C	(4,029,292)	(3,977,018)
Class I	(33,601,887)	(40,697,325)
Net increase in capital share transactions	12,117,147	6,739,401

[1]	Net of redemption fee proceeds of $18,546 and $29,562, respectively.
[2]	Net of redemption fee proceeds of $5,332 and $10,318, respectively.
[3]	Net of redemption fee proceeds of $27,787 and $124,206, respectively.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,

	2017	2016	2015	2014	2013

Net asset value, beginning of period	$9.87	$9.35	$13.93	$12.44	$11.24
Income from Investment Operations:
Net investment income[1]	0.09	0.20	0.21	0.18	0.13
Net realized and unrealized gain (loss) on investments	(0.69)	1.04	(4.10)	2.18	1.68
Total from investment operations	(0.60)	1.24	(3.89)	2.36	1.81

Less distributions:
From net investment income	(0.16)	(0.24)	(0.21)	(0.09)	(0.09)
From net realized gain	-	-	-	(0.53)	(0.33)
From return of capital	(0.54)	(0.48)	(0.48)	(0.25)	(0.19)
Total distributions	(0.70)	(0.72)	(0.69)	(0.87)	(0.61)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$8.57	$9.87	$9.35	$13.93	$12.44

Total return[3]	(6.26%)	14.74%	(28.82%)	19.05%	16.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$62,135	$54,418	$82,726	$86,863	$30,567

Ratio of expenses to average net assets:[4]
Before fees waived/recovered	1.39%	1.40%	1.40%	1.40%	1.44%
After fees waived/recovered	1.39%	1.40%	1.40%	1.43%	1.50%
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.98%	2.36%	1.68%	1.30%	1.14%
After fees waived/recovered	0.98%	2.36%	1.68%	1.27%	1.08%

Portfolio turnover rate	30%	65%	37%	38%	42%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more, or a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 18 months. If the sales charges were included, total returns would be lower.
[4]	The Advisor has contractually agreed to limit the operating expenses to 1.50%.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,

	2017	2016	2015	2014	2013

Net asset value, beginning of period	$9.90	$9.37	$13.96	$12.46	$11.23
Income from Investment Operations:
Net investment income[1]	0.02	0.14	0.12	0.07	0.04
Net realized and unrealized gain (loss) on investments	(0.69)	1.04	(4.12)	2.18	1.67
Total from investment operations	(0.67)	1.18	(4.00)	2.25	1.71

Less distributions:
From net investment income	(0.14)	(0.21)	(0.17)	- [2]	- [2]
From net realized gain	-	-	-	(0.53)	(0.33)
From return of capital	(0.49)	(0.44)	(0.42)	(0.22)	(0.15)
Total distributions	(0.63)	(0.65)	(0.59)	(0.75)	(0.48)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$8.60	$9.90	$9.37	$13.96	$12.46

Total return[3]	(6.95%)	13.89%	(29.40%)	18.12%	15.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$68,541	$92,873	$98,460	$115,033	$48,314

Ratio of expenses to average net assets:[4]
Before fees waived/recovered	2.14%	2.15%	2.15%	2.15%	2.19%
After fees waived/recovered	2.14%	2.15%	2.15%	2.18%	2.25%
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.23%	1.61%	0.93%	0.55%	0.39%
After fees waived/recovered	0.23%	1.61%	0.93%	0.52%	0.33%

Portfolio turnover rate	30%	65%	37%	38%	42%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months. If the sales charge was included, total returns would be lower.
[4]	The Advisor has contractually agreed to limit the operating expenses to 2.25%.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,

	2017	2016	2015	2014	2013

Net asset value, beginning of period	$9.70	$9.20	$13.70	$12.24	$11.10
Income from Investment Operations:
Net investment income[1]	0.11	0.23	0.24	0.21	0.16
Net realized and unrealized gain (loss) on investments	(0.68)	1.01	(4.03)	2.14	1.64
Total from investment operations	(0.57)	1.24	(3.79)	2.35	1.80

Less distributions:
From net investment income	(0.16)	(0.25)	(0.22)	(0.11)	(0.13)
From net realized gain	-	-	-	(0.53)	(0.33)
From return of capital	(0.55)	(0.49)	(0.49)	(0.25)	(0.21)
Total distributions	(0.71)	(0.74)	(0.71)	(0.89)	(0.67)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	0.01

Net asset value, end of period	$8.42	$9.70	$9.20	$13.70	$12.24

Total return[3]	(6.03%)	14.93%	(28.59%)	19.32%	16.56%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$735,670	$733,365	$592,034	$594,964	$348,838

Ratio of expenses to average net assets:[4]
Before fees waived/recovered	1.14%	1.15%	1.15%	1.15%	1.19%
After fees waived/recovered	1.14%	1.15%	1.15%	1.18%	1.25%
Ratio of net investment income to average net assets:
Before fees waived/recovered	1.23%	2.61%	1.93%	1.55%	1.39%
After fees waived/recovered	1.23%	2.61%	1.93%	1.52%	1.33%

Portfolio turnover rate	30%	65%	37%	38%	42%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	The Advisor has contractually agreed to limit the operating expenses to 1.25%.

See accompanying Notes to Financial Statements.

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6750 www.advisoryresearch.com

MLP & Energy Infrastructure Fund

(“MLPPX”)

November 30, 2017

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Infrastructure Fund (the “Fund”). This report covers the one-year period ended November 30, 2017, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund. We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek current income and secondarily, long-term capital appreciation. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs. We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes, and some tax advantages. The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.

We expect the Fund to exhibit high correlation to and aim to generate similar returns with the Alerian MLP Index (the “Index”), but with less volatility and more liquidity over a full market cycle. In general, we expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

Fund Results as of November 30, 2017

1 Year Period	Performance	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	-6.13%	12.7%	0.92
Alerian MLP Index	-6.83%	15.8%
3 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	-9.51%	21.7%	0.94
Alerian MLP Index	-12.42%	28.5%
5 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	0.88%	18.0%	0.93
Alerian MLP Index	-1.61%	23.9%
Since Inception (9/9/2010)	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	4.74%	16.3%	0.93
Alerian MLP Index	3.44%	21.6%

[1]	Standard deviation measures the dispersion of a set of data from its mean. Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return.
[2]	Annualized

For the periods ended 12/31/2017, the Fund had a one year return of -5.91%, an annualized five year return of 1.41% and an annualized since inception return of 5.13%. The performance data quoted here represents past performance. Past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414. Based on the current prospectus, the total annual gross and net operating expense ratios for the Fund’s Class I shares are 0.90% and 0.94% respectively3. There is a 2% redemption fee if redeemed within 90 days of purchase.

One Year Performance ended November 30, 2017

During the period, the Fund’s total return was -6.13%, which outperformed the Index return of -6.83%. The MLP and energy infrastructure equity4 allocation returned -8.68% while the fixed income assets4 returned 10.80%.

While broad equity markets posted strong returns for the trailing twelve months, MLPs and energy infrastructure equities failed to participate. The largest detractor to relative performance was the portion of the portfolio invested in MLPs4, which returned -12.49%, underperforming the Index.

Our energy infrastructure equities holdings fell -5.56% for the period. The loss within the equity portion of the portfolio is likely attributable to momentum trading following the sell-off in crude oil prices from February through May.

The other big driver of returns has been our fixed income exposure. The bonds in the portfolio performed well in absolute terms and relative to the benchmark. In our view, the bond market performance for energy infrastructure issuers was more reflective of the improving MLP fundamentals we observed during the Fund’s fiscal year than the equity performance was. The bonds we own returned 10.80% over the year, perhaps evidence of the longer term investment horizon of bond holders compared to those investors on the equity side of the market for similar issuers.

Since Inception Performance

MLPs have completed a full market cycle since the Fund’s inception in 2010, and today’s long-term relative performance is consistent with what we expected at the Fund’s inception.

Since inception, the Fund has returned 4.74% annualized, ahead of the 3.44% annualized return for the Index. The equity4 portion of the Fund returned 5.80% annualized since inception. The fixed income4 portion of the strategy returned 7.03% annualized since inception, compared to the 2.98% annualized return for the Barclays U.S. Aggregate Bond Index.

The fixed income portion of the Fund continues to help reduce volatility for the portfolio. Since inception the Fund’s volatility has averaged about 75% of the Alerian’s volatility. To illustrate risk-adjusted returns, we use the ratio of total annualized return divided by annualized standard deviation. Since inception the Fund outperformed the Index with less volatility.

Risk-Adjusted Return Ratio	Since Inception (9/9/2010)
MLP & Energy Infrastructure Fund	0.29
Alerian MLP Index	0.16

The Fund continues to exhibit strong correlation to the Index, with a correlation ratio of 0.93 since inception. We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Index high over time.

Portfolio Positioning

The equity allocation of 68% at November 30, 2017 is 12 percentage points lower than one year ago. For most of the year, the equity allocation was near the highest level in the Fund’s history and is consistent with our expectation that MLP-related equities will outperform fixed income securities in 2017.

	MLP and Energy Infrastructure Equity[4]	Fixed Income and Cash[4]
Period Ending 11/30/2017	68%	32%
Average Since Inception (9/9/2010)	71%	29%

An advantage of the strategy we employ is the ability to invest across the capital structure of the energy infrastructure entities in which we invest. During shorter periods, certain pieces of the capital structure may outperform others of the same issuer even though the cash flow supporting the equity, bonds, or preferred shares of a single issuer is identical. When industry fundamentals are in the early stages of a recovery, senior security holders become more comfortable that they will be returned their principal but equity holders are uncertain of future growth. Over the past year that environment has been good for the fixed income and preferred security holdings in the portfolio and bad for our equity holdings. If the improving fundamentals trend continues, it is likely that the relative performance may flip in favor of equities, hence our more aggressive asset allocation today.

Our equity holdings continue to be concentrated in higher quality, stable cash flow companies. However, over the past year, uncertainty around company distribution policy trumped improving company fundamentals and contributed to poor performance. Moving forward, we believe the broad sustainability of distributions will become more certain, helping improve the performance of our underlying equity holdings.

Outlook

In a year where many asset classes provided above-average returns for investors, MLP investors were not invited to the party. The S&P 500 was up 22.87% and West Texas Intermediate crude oil rose 16.10%. Energy equities did not follow suit, with energy equities in the S&P 500 Index falling -7.16% versus the Alerian MLP Index losing -6.83% over the same period. MLP fundamentals were solid in 2017, making the price decline even more frustrating. As the disconnect between prices and fundamentals grows, the stage appears set for meaningfully better returns in 2018, particularly in comparison to other equity securities. Our long-term outlook for the MLP market calls for high single digit to low double digit annualized total returns. We expect the next twelve months will generate a return that is higher than our long-term range. Valuations are favorable, the political and regulatory environment is strong, and more robust commodity prices are improving the fundamental outlook for the energy industry.

Entering the year, we believed that the positive and improving backdrop would lead to solid MLP returns over the next twelve months. Unfortunately, other investors did not share our enthusiasm. Investor fund flows dedicated to MLPs were very meager in 2017 and among the lowest on record. At the same time, MLP management teams continued to issue new equity to fund growth initiatives. Although this new issuance has steadily declined since 2014, it continues to overwhelm the fund flows from investors. This over supply of equity results in price pressure on existing MLPs because investors sell existing MLP holdings to fund the purchases of the new offerings. There are two ways for the MLP fund flows to rebalance: the supply of new equity can go down or the demand from investor flows can increase. On the supply front there is encouraging news. Our bottom-up assessment of 2018 equity issuance indicates that supply in 2018 will continue to come down, potentially to as low as $9 billion.

The demand from investors is harder to assess. In our view, the disconnect between improving fundamentals and equity prices reflects investor exhaustion with MLPs as we enter the fourth year since prices peaked in 2014. Valuation is a meaningful positive and we expect that investors seeking yield and reasonable valuation will be increasingly attracted to MLPs in 2018.

Of course attractive valuation existed throughout 2017, and that did not result in meaningful investor demand. MLP distributions were a major contributor to investors’ concerns in 2017. Many MLPs ratcheted back their distribution growth expectations with the intent of using the savings generated by paying out less to investors, to fund growth projects. For example, Enterprise Products Partners, the largest MLP by market capitalization, cut its distribution growth outlook in half to limit its reliance on the equity capital markets to fund future capital expenditures. Three MLPs surprised the market by implementing distribution cuts tied to challenging fundamentals. Enbridge Energy Partners, Plains All American Pipeline, and Genesis Energy reduced their distributions, and as a result were among the largest detractors from performance during the period.

There remains a large portion of MLP investors that view a higher yield as an attractive aspect of MLP securities. When distributions are reduced with the goal of funding growth in the future, there is typically some turnover in the unitholder base. Conversely, there is a cohort of MLP investors who are drawn to not just the yield provided by distributions, but the growth in that distribution over time. When a management team reduces the distribution growth trajectory, these growth-oriented investors may step away as well. Both of these sets of actions and reactions create selling pressure. Perhaps more importantly these changes create confusion, and that keeps opportunistic investors who might move into the asset class at these lower valuations on the sideline until they can better understand the distribution strategy these companies will employ. To circle back to fund flows, we think this scenario is the proximate cause of weak flows in the second half of the year, despite crude oil rallying from June lows to new three-year highs.

MLPs are subject to tax-loss selling if their year-to-date performance is negative entering the fourth quarter. We have observed that this tax-loss selling pressure almost always abates between the end of November and the end of December. 2017 appears to have followed the historical trend, with heavy tax loss selling translating into poor returns until the end of November.

Our positive outlook for the next 12 months is grounded in the high distribution yield that MLPs expect to pay investors, better than average valuations, a low level of growth that does not require much equity issuance, and generally improving MLP and broader energy industry fundamentals. In some ways today’s environment reminds us of the MLP market in the late 1980’s. Buckeye Partners, which became a publicly traded MLP in 1986, is a good example of the similarities. An investor in the late 1980’s would have found it easy to poke holes in the Buckeye story. The U.S. was in the process of overhauling the tax code, a change that eventually negatively impacted the perception of MLPs among investors. Oil prices had fallen nearly 50% from the high prices of the early 1980’s. The outlook for growth in oil transportation was positive but very low. The MLP market had little to offer investors other than a high yield, a little over 10% in Buckeye’s case. Buckeye delivered on the yield that they promised investors and managed to increase distributions by approximately 3% per annum over the next 10 years. The high yield, combined with modest growth, drove strong total returns for investors. Today, assuming management teams hold fast to current distribution policies, we can identify many MLPs with high yields that are likely to deliver over the next ten years and along the way rebuilding investors’ trust and leading to solid returns. There is data to suggest that improving fundamentals are benefitting the midstream space. Although the recent energy downturn clearly impacted cash flows, the resilience of midstream assets and the rebound in energy industry activity is evidenced by the aggregate increase of 2.3% in earnings before interest, taxes, depreciation, and amortization (EBITDA) for the Index constituents.

The outlook for 2018 continues to improve, with record oil and natural gas production expected in the U.S. In fact, crude oil production is expected to top all-time highs set in 1970, according to the Energy Information Administration. Furthermore, demand for relatively low cost energy commodities produced domestically, should lead to growth in exports of these products.

Although we think the table is set for a strong 2018 there are a few concerns that we are monitoring.

•	Distribution Policy Changes: Despite weak performance in 2017 by MLPs that changed distribution policy to the detriment of unitholders, there remains a risk that management teams will not heed these lessons and surprise the market with distribution cuts. We believe these types of decisions would negatively impact unit prices and could dampen any renewed investor confidence in the space.
•	Rig Activity: Higher rig counts or expanded capital expenditure budgets could cause crude prices to weaken as market expectations revert to fears of oversupply. Weak crude prices could dampen investors’ enthusiasm for energy investments, including midstream investments like MLPs.
•	Equity Issuance: We expect MLP equity issuance in 2018 to hit its lowest level this decade. The recent recovery in MLP prices could lead to opportunistic secondary equity offerings that could take the steam out of current market momentum.
•	Mergers & Acquisitions: Many MLP management teams are increasingly confident in their businesses. An increase in M&A activity could increase the execution risk and equity needs for individual MLPs.

As a shareholder, you will receive a 1099 tax form for 2017. Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed. Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares. Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

S&P 500 Energy Index is comprised those companies in the S&P 500 that are classified as members of the GICS energy sector.

Indexes are un-managed and do not account for investment expenses. You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund may invest in derivatives, (futures and options), high yield debt (also known as junk bonds) and ETFs. These investments involve significant risks and losses may occur. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

The Fund may invest in the debt securities of MLPs and generally, fixed income securities decrease in value when interest rates rise. High yield securities are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Certain transactions including the use of derivatives may give rise to a form of leverage which may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[3]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund until March 31, 2018 and may be terminated by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek recoupment from the Fund of fees waived or payments made to the Fund for a period of three full fiscal years after the date of the waiver or payment. The recoupment is reflected in the net expense ratio. Performance would have been lower without fee waivers in effect.

[4]	Sector and allocation performance shows the extent to which underlying holdings affect a fund’s performance relative to its index. The methodology of calculation is different from total return and will not match the fund’s performance. Performance shown is historical and is no guarantee of future results. For attribution purposes, partnerships taxed as corporations are included in the MLP allocation.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice. Current and future portfolio holdings are subject to change and risks.

Advisory Research MLP & Energy Infrastructure Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited)

This graph compares a hypothetical $5,000,000 investment in the Fund, made at its inception, with a similar investment in the Alerian MLP Index. Results include the reinvestment of all dividends and capital gains.

The Alerian MLP Index is a float-adjusted, capitalization-weighted index of Master Limited Partnerships (MLPs) whose constituents represent approximately 85% of total float-adjusted market capitalization. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2017	1 Year	3 Years	5 Years	Since Inception	Inception Date
Advisory Research MLP & Energy Infrastructure Fund	-6.13%	-9.51%	0.88%	4.74%	09/09/10
Alerian MLP Index	-6.83%	-12.42%	-1.61%	3.44%	09/09/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense Ratios for the Fund were 0.90% and 0.94%, respectively, which were the amounts stated in the current prospectus dated April 1, 2017. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.00% of the average daily net assets of the Fund. The Fund’s advisor is also permitted to seek recoupment from the Fund which is reflected in the net expense ratio. This agreement is in effect until March 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research MLP & Energy Infrastructure Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2017

Principal Amount		Value

	Corporate Bonds – 21.7%
	Energy – 19.7%
$7,050,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/2022[1,2]	$7,314,375
3,300,000	Consol Energy, Inc. 5.875%, 4/15/2022[1]	3,374,250
	Kinder Morgan, Inc.
700,000	7.800%, 8/1/2031	895,995
1,050,000	7.750%, 1/15/2032	1,345,474
4,050,000	Midcontinent Express Pipeline LLC 6.700%, 9/15/2019[2]	4,242,375
5,750,000	NGPL PipeCo LLC 7.768%, 12/15/2037[2]	7,101,250
4,097,000	Niska Gas Storage Ltd. / Niska Gas Storage Canada Finance Corp. 6.500%, 4/1/2019[1,3]	4,158,455
4,300,000	ONEOK, Inc. 7.500%, 9/1/2023[1]	5,132,609
	PBF Holding Co. LLC / PBF Finance Corp.
8,275,000	7.250%, 6/15/2025[1,2]	8,709,437
750,000	7.250%, 6/15/2025[1]	789,375
4,000,000	QEP Resources, Inc. 5.625%, 3/1/2026[1]	4,059,520
325,000	Rockies Express Pipeline LLC 6.875%, 4/15/2040[2]	366,031
	Rose Rock Midstream LP / Rose Rock Finance Corp.
1,450,000	5.625%, 7/15/2022[1]	1,439,125
3,885,000	5.625%, 11/15/2023[1]	3,778,163
1,575,000	SemGroup Corp. 7.250%, 3/15/2026[1,2]	1,610,438
3,075,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.750%, 3/15/2024[1]	3,305,625
5,475,000	Williams Cos., Inc. 8.750%, 3/15/2032	7,172,250
		64,794,747
	Utilities – 2.0%
5,950,000	NRG Energy, Inc. 7.250%, 5/15/2026[1]	6,530,125

	Total Corporate Bonds (Cost $67,557,427)	71,324,872

Number of Shares

	Common Stocks – 40.9%
	Energy – 40.0%
752,726	Enbridge Energy Management LLC	10,161,805
413,415	Enbridge, Inc.[3]	15,589,880

Advisory Research MLP & Energy Infrastructure Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2017

Number of Shares		Value

	Common Stocks (Continued)
	ENERGY (Continued)
954,382	EnLink Midstream LLC	$15,938,179
96,685	EQT Corp.	5,762,426
885,395	Kinder Morgan, Inc.	15,255,356
76,553	NextEra Energy Partners LP	2,987,864
314,371	ONEOK, Inc.	16,315,855
122,036	Pattern Energy Group, Inc. - Class A	2,750,691
353,230	Plains GP Holdings LP - Class A	7,273,006
628,966	Tallgrass Energy GP LP - Class A	14,214,632
198,901	Targa Resources Corp.	8,632,303
570,366	Williams Cos., Inc.	16,569,132
		131,451,129
	Utilities – 0.9%
158,962	NRG Yield, Inc. - Class C	3,028,226

	Total Common Stocks (Cost $164,832,783)	134,479,355

	Master Limited Partnerships – 22.8%
	Energy – 22.4%
234,174	Buckeye Partners LP	10,755,612
608,748	DCP Midstream LP	21,391,405
599,769	Enable Midstream Partners LP	8,984,540
452,161	Energy Transfer Partners LP	7,510,394
542,714	MPLX LP	19,461,724
107,588	TC PipeLines LP	5,466,546
		73,570,221
	Industrial – 0.4%
136,274	USD Partners LP	1,383,181

	Total Master Limited Partnerships (Cost $75,591,754)	74,953,402

	Preferred Stocks – 4.0%
	Energy – 4.0%
398,835	Anadarko Petroleum Corp. 7.500%, 6/7/2018[4]	13,093,753

	Total Preferred Stocks (Cost $12,001,518)	13,093,753

	Short-Term Investments – 8.1%
26,482,154	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.96%	26,482,154

	Total Short-Term Investments (Cost $26,482,154)	26,482,154

Advisory Research MLP & Energy Infrastructure Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2017

Value

Total Investments – 97.5% (Cost $346,465,636)	$320,333,536
Other Assets in Excess of Liabilities – 2.5%	8,206,931

Total Net Assets – 100.0%	$328,540,467

LLC – Limited Liability Company

LP – Limited Partnership

[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $29,343,906 which represents 8.93% of Net Assets.
[3]	Foreign security denominated in U.S. Dollars.
[4]	Convertible security.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund

SUMMARY OF INVESTMENTS

As of November 30, 2017

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Energy	19.7%
Utilities	2.0%
Total Corporate Bonds	21.7%
Common Stocks
Energy	40.0%
Utilities	0.9%
Total Common Stocks	40.9%
Master Limited Partnerships
Energy	22.4%
Industrial	0.4%
Total Master Limited Partnerships	22.8%
Preferred Stocks
Energy	4.0%
Total Preferred Stocks	4.0%
Short-Term Investments	8.1%
Total Investments	97.5%
Other Assets in Excess of Liabilities	2.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2017

Assets:
Investments, at value (cost $346,465,636)	$320,333,536
Receivables:
Investment securities sold	11,733,883
Fund shares sold	49,087
Dividends and interest	1,648,104
Prepaid expenses	8,061
Total assets	333,772,671

Liabilities:
Payables:
Fund shares redeemed	18,823
Investment securities purchased	4,895,604
Advisory fees	201,802
Fund administration fees	30,010
Fund accounting fees	19,114
Auditing fees	19,019
Transfer agent fees and expenses	18,761
Custody fees	8,151
Trustees' fees and expenses	986
Chief Compliance Officer fees	814
Trustees' deferred compensation (Note 3)	171
Accrued other expenses	18,949
Total liabilities	5,232,204

Net Assets	$328,540,467

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$445,058,040
Accumulated net investment loss	(11,127,219)
Accumulated net realized loss on investments, purchased options contracts and written options contracts	(79,258,254)
Net unrealized depreciation on investments	(26,132,100)
Net Assets	$328,540,467

Class I:
Shares of beneficial interest issued and outstanding	39,898,966
Net asset value per share	$8.23

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $85,912)	$4,128,774
Interest	4,964,115
Total investment income	9,092,889

Expenses:
Advisory fees	2,949,751
Fund administration fees	252,639
Fund accounting fees	102,578
Custody fees	55,592
Transfer agent fees and expenses	84,919
Registration fees	24,499
Auditing fees	18,998
Legal fees	15,335
Trustees' fees and expenses	8,702
Miscellaneous	6,353
Insurance fees	2,500
Chief Compliance Officer fees	1,602
Shareholder reporting fees	959

Total expenses	3,524,427
Net investment income	5,568,462

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts and Written Options Contracts:
Net realized gain (loss) on:
Investments	(1,357,289)
Purchased options contracts	(2,319,225)
Written options contracts	607,365
Net realized loss	(3,069,149)
Net change in unrealized appreciation/depreciation	(21,754,745)
Net realized and unrealized loss on investments and purchased options contracts and written options contracts	(24,823,894)

Net decrease in Net Assets from Operations	$(19,255,432)

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$5,568,462	$12,640,646
Net realized loss on investments, purchased options contracts
and written options contracts	(3,069,149)	(68,250,105)
Net change in unrealized appreciation/depreciation on investments,
purchased options contracts and written options contracts	(21,754,745)	116,906,288
Net increase (decrease) in net assets resulting from operations	(19,255,432)	61,296,829

Distributions to Shareholders:
From net investment income	(11,284,270)	(12,612,739)
Return of capital	(18,918,075)	(23,922,471)
Total distributions to shareholders	(30,202,345)	(36,535,210)

Capital Transactions:
Class I:
Proceeds from shares sold	62,078,493	100,209,090
Reinvestment of distributions	30,003,006	35,625,646
Cost of shares redeemed[1]	(146,714,422)	(157,210,859)
Net decrease in net assets from capital transactions	(54,632,923)	(21,376,123)

Total increase (decrease) in net assets	(104,090,700)	3,385,496

Net Assets:
Beginning of period	432,631,167	429,245,671
End of period	$328,540,467	$432,631,167

Accumulated net investment loss	$(11,127,219)	$(3,770,751)

Capital Share Transactions:
Shares sold	6,818,408	12,601,792
Shares reinvested	3,428,149	4,321,692
Shares redeemed	(15,816,885)	(17,562,800)
Net decrease in capital share transactions	(5,570,329)	(639,316)

[1]	Net of redemption fee proceeds of $935 and $6,142, respectively.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,

	2017	2016	2015	2014	2013

Net asset value, beginning of period	$9.51	$9.31	$13.97	$12.45	$11.91
Income from Investment Operations:
Net investment income[1]	0.13	0.25	0.26	0.23	0.19
Net realized and unrealized gain (loss) on investments	(0.69)	0.68	(4.20)	2.23	1.71
Total from investment operations	(0.56)	0.93	(3.94)	2.46	1.90

Less distributions:
From net investment income	(0.27)	(0.25)	(0.20)	(0.40)	(0.10)
From net realized gain	-	-	-	(0.37)	(1.26)
From return of capital	(0.45)	(0.48)	(0.52)	(0.17)	-
Total distributions	(0.72)	(0.73)	(0.72)	(0.94)	(1.36)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	-	-

Net asset value, end of period	$8.23	$9.51	$9.31	$13.97	$12.45

Total return[3]	(6.13%)	11.45%	(29.18%)	20.18%	17.32%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$328,540	$432,631	$429,246	$167,417	$31,819

Ratio of expenses to average net assets: [4]
Before fees waived/recovered	0.90%	0.90%	0.94%	1.18%	1.40%
After fees waived/recovered	0.90%	0.94%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets:
Before fees waived/recovered	1.42%	3.01%	2.23%	1.49%	1.12%
After fees waived/recovered	1.42%	2.97%	2.17%	1.67%	1.52%
Portfolio turnover rate	28%	71%	29%	34%	56%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	The Advisor has contractually agreed to limit the operating expenses to 1.00%.

See accompanying Notes to Financial Statements.

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6750 www.advisoryresearch.com

MLP & Equity Fund

(“INFEX, INFJX, INFKX”)

November 30, 2017

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Equity Fund (the “Fund”). This report covers the one-year period ending November 30, 2017, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund. We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek total return. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs.

The Fund launched in the later portion of the most recent bear market. The period since the Fund’s inception was challenging as the Alerian MLP Index fell -6.02% and the Fund outperformed with a return of -5.57%.

Fund Results as of November 30, 2017

1 Year Period	Performance	Correlation to Index
MLP & Equity Fund – Class I	-6.70%	0.88
Alerian MLP Index	-6.83%
Since Inception (8/31/2015)	Performance[1]	Correlation to Index
MLP & Equity Fund – Class I	-5.57%	0.93
Alerian MLP Index	-6.02%

[1]	annualized

For the period ended 12/31/2017, the Fund’s Class I shares returned -3.95% annualized since inception. The performance data quoted here represents past performance. Past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414. Based on the current prospectus, the total annual gross and net operating expense ratios for the Fund’s Class I shares are 3.14% and 1.10% respectively2. There is a 2% redemption fee if redeemed within 90 days of purchase.

One Year Performance ended November 30, 2017

During the period, the Fund’s total return was -6.70%, which outperformed the Index return of -6.83%. The Fund’s holdings consist of MLPs and other energy infrastructure equities. The largest contributor to performance in the period was the Fund’s holdings in YieldCo’s, which are very similar to MLPs with the main distinction being that YieldCo’s focus on renewable energy. The biggest detractor from relative performance was the Fund’s holdings in Diversified Infrastructure sector which are geographically diverse companies that operate across multiple pieces of the energy value chain.

Since Inception Performance

Since inception, the Fund has returned -5.57% ahead of the -6.02% annualized return for the Index. The since inception period includes the last five months of the most recent bear market for MLPs which ended in February 2016. During this time, both MLPs and energy equities underperformed the Index. Since the bear market bottom in February 2016, the Fund has outperformed and regained a performance advantage in comparison to the Index.

Outlook

In a year where many asset classes provided above-average returns for investors, MLP investors were not invited to the party. The S&P 500 was up 22.87% and West Texas Intermediate crude oil rose 16.10%. Energy equities did not follow suit, with energy equities in the S&P 500 Index falling -7.16% versus the Alerian MLP Index losing -6.83% over the same period. MLP fundamentals were solid in 2017, making the price decline even more frustrating. As the disconnect between prices and fundamentals grows, the stage appears set for meaningfully better returns in 2018, particularly in comparison to other equity securities. Our long-term outlook for the MLP market calls for high single digit to low double digits annualized total returns. We expect the next twelve months will generate a return that is higher than our long-term range. Valuations are favorable, the political and regulatory environment is strong, and more robust commodity prices are improving the fundamental outlook for the energy industry.

Entering the year, we believed that the positive and improving backdrop would lead to solid MLP returns over the next twelve months. Unfortunately, other investors did not share our enthusiasm. Investor fund flows dedicated to MLPs were very meager in 2017 and among the lowest on record. At the same time, MLP management teams continued to issue new equity to fund growth initiatives. Although this new issuance has steadily declined since 2014, it continues to overwhelm the fund flows from investors. This over supply of equity results in price pressure on existing MLPs because investors sell existing MLP holdings to fund the purchases of the new offerings. There are two ways for the MLP fund flows to rebalance: the supply of new equity can go down or the demand from investor flows can increase. On the supply front there is encouraging news. Our bottom-up assessment of 2018 equity issuance indicates that supply in 2018 will continue to come down, potentially to as low as $9 billion.

The demand from investors is harder to assess. In our view, the disconnect between improving fundamentals and equity prices reflects investor exhaustion with MLPs as we enter the fourth year since prices peaked in 2014. Valuation is a meaningful positive and we expect that investors seeking yield and reasonable valuation will be increasingly attracted to MLPs in 2018.

Of course attractive valuation existed throughout 2017, and that did not result in meaningful investor demand. MLP distributions were a major contributor to investors’ concerns in 2017. Many MLPs ratcheted back their distribution growth expectations with the intent of using the savings generated by paying out less to investors, to fund growth projects. For example, Enterprise Products Partners, the largest MLP by market capitalization, cut its distribution growth outlook in half to limit its reliance on the equity capital markets to fund future capital expenditures. Three MLPs surprised the market by implementing distribution cuts tied to challenging fundamentals. Enbridge Energy Partners, Plains All American Pipeline, and Genesis Energy reduced their distributions, and as a result were among the largest detractors from performance during the period.

There remains a large portion of MLP investors that view a higher yield as an attractive aspect of MLP securities. When distributions are reduced with the goal of funding growth in the future, there is typically some turnover in the unitholder base. Conversely, there is a cohort of MLP investors who are drawn to not just the yield provided by distributions, but the growth in that distribution over time. When a management team reduces the distribution growth trajectory, these growth-oriented investors may step away as well. Both of these sets of actions and reactions create selling pressure. Perhaps more importantly these changes create confusion, and that keeps opportunistic investors who might move into the asset class at these lower valuations on the sideline until they can better understand the distribution strategy these companies will employ. To circle back to fund flows, we think this scenario is the proximate cause of weak flows in the second half of the year, despite crude oil rallying from June lows to new three-year highs.

MLPs are subject to tax-loss selling if their year-to-date performance is negative entering the fourth quarter. We have observed that this tax-loss selling pressure almost always abates between the end of November and the end of December. 2017 appears to have followed the historical trend, with heavy tax loss selling translating into poor returns until the end of November.

Our positive outlook for the next 12 months is grounded in the high distribution yield that MLPs expect to pay investors, better than average valuations, a low level of growth that does not require much equity issuance, and generally improving MLP and broader energy industry fundamentals. In some ways today’s environment reminds us of the MLP market in the late 1980’s. Buckeye Partners, which became a publicly traded MLP in 1986, is a good example of the similarities. An investor in the late 1980’s would have found it easy to poke holes in the Buckeye story. The U.S. was in the process of overhauling the tax code, a change that eventually negatively impacted the perception of MLPs among investors. Oil prices had fallen nearly 50% from the high prices of the early 1980’s. The outlook for growth in oil transportation was positive but very low. The MLP market had little to offer investors other than a high yield, a little over 10% in Buckeye’s case. Buckeye delivered on the yield that they promised investors and managed to increase distributions by approximately 3% per annum over the next 10 years. The high yield, combined with modest growth, drove strong total returns for investors. Today, assuming management teams hold fast to current distribution policies, we can identify many MLPs with high yields that are likely to deliver over the next ten years and along the way rebuilding investors’ trust and leading to solid returns. There is data to suggest that improving fundamentals are benefitting the midstream space. Although the recent energy downturn clearly impacted cash flows, the resilience of midstream assets and the rebound in energy industry activity is evidenced by the aggregate increase of 2.3% in earnings before interest, taxes, depreciation, and amortization (EBITDA) for the Index constituents.

The outlook for 2018 continues to improve, with record oil and natural gas production expected in the U.S. In fact, crude oil production is expected to top all-time highs set in 1970, according to the Energy Information Administration. Furthermore, demand for relatively low cost energy commodities produced domestically, should lead to growth in exports of these products.

Although we think the table is set for a strong 2018 there are a few concerns that we are monitoring.

•	Distribution Policy Changes: Despite weak performance in 2017 by MLPs that changed distribution policy to the detriment of unitholders, there remains a risk that management teams will not heed these lessons and surprise the market with distribution cuts. We believe these types of decisions would negatively impact unit prices and could dampen any renewed investor confidence in the space.
•	Rig Activity: Higher rig counts or expanded capital expenditure budgets could cause crude prices to weaken as market expectations revert to fears of oversupply. Weak crude prices could dampen investors’ enthusiasm for energy investments, including midstream investments like MLPs.
•	Equity Issuance: We expect MLP equity issuance in 2018 to hit its lowest level this decade. The recent recovery in MLP prices could lead to opportunistic secondary equity offerings that could take the steam out of current market momentum.
•	Mergers & Acquisitions: Many MLP management teams are increasingly confident in their businesses. An increase in M&A activity could increase the execution risk and equity needs for individual MLPs.

As a shareholder, you will receive a 1099 tax form for 2017. Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed. Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares. Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Indexes are un-managed and do not account for investment expenses. You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[2]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund until March 31, 2018 and may be terminated by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek recoupment from the Fund of fees waived or payments made to the Fund for a period of three full fiscal years after the date of the waiver or payment. Performance would have been lower without fee waivers in effect.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice. Current and future portfolio holdings are subject to change and risks.

Advisory Research MLP & Equity Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund, made at its inception, with a similar investment in the Alerian MLP Index. The performance graph above is shown for the Fund Class I shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Alerian MLP Index is a float-adjusted, capitalization-weighted index of Master Limited Partnerships (MLPs) whose constituents represent approximately 85% of total float-adjusted market capitalization. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of November 30, 2017	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	-6.84%	-5.77%	08/31/15
Class C2	-7.47%	-5.87%	08/31/15
Class I3	-6.70%	-5.57%	08/31/15
After deducting maximum sales charge
Class A1	-11.93%	-8.10%	08/31/15
Class C2	-8.40%	-5.87%	08/31/15
Alerian MLP Index	-6.83%	-6.02%	08/31/15

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and Net Expense Ratios for Class A Shares were 3.39% and 1.35%, respectively, for Class C Shares were 4.14% and 2.10%, respectively, and for Class I Shares were 3.14% and 1.10%, respectively, which were the amounts stated in the current prospectus dated April 1, 2017. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.35%, 2.10% and 1.10% of the average daily net assets of the Fund’s Class A, Class C, and Class I Shares, respectively. This agreement is in effect until March 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Advisory Research MLP & Equity Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited) - Continued

[1]	Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
[2]	Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Advisory Research MLP & Equity Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2017

Number of Shares		Value

	Common Stocks – 68.3%
	Energy – 62.0%
36,720	Antero Midstream GP LP	$651,780
10,610	Enbridge Energy Management LLC	143,230
28,038	Enbridge, Inc.[1]	1,057,313
68,450	EnLink Midstream LLC	1,143,115
11,200	EQT Corp.	667,520
33,423	Kinder Morgan, Inc.	575,878
17,343	NextEra Energy Partners LP	676,897
19,515	ONEOK, Inc.	1,012,829
27,587	Pattern Energy Group, Inc. - Class A	621,811
25,153	Tallgrass Energy GP LP - Class A	568,458
20,737	Targa Resources Corp.	899,986
33,566	Williams Cos., Inc.	975,092
		8,993,909
	Industrial – 1.5%
90,355	Teekay Offshore Partners LP1	212,334

	Utilities – 4.8%
36,634	NRG Yield, Inc. - Class C	697,878

	Total Common Stocks (Cost $9,029,991)	9,904,121

	Master Limited Partnerships – 23.9%
	Energy – 19.8%
11,519	Andeavor Logistics LP	515,590
6,158	Buckeye Partners LP	282,837
14,612	DCP Midstream LP	513,466
31,448	Enable Midstream Partners LP	471,091
27,046	EnLink Midstream Partners LP	432,465
18,316	MPLX LP	656,812
		2,872,261
	Utilities – 4.1%
16,815	Western Gas Equity Partners LP	600,296

	Total Master Limited Partnerships (Cost $2,974,343)	3,472,557

	Short-Term Investments – 7.8%
1,127,139	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.96%[2]	1,127,139

	Total Short-Term Investments (Cost $1,127,139)	1,127,139

Advisory Research MLP & Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2017

Value

Total Investments – 100.0% (Cost $13,131,473)	$14,503,817
Liabilities in Excess of Other Assets – 0.0%	(2,219)

Total Net Assets – 100.0%	$14,501,598

LLC – Limited Liability Company

LP – Limited Partnership

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund

SUMMARY OF INVESTMENTS

As of November 30, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Energy	62.0%
Utilities	4.8%
Industrial	1.5%
Total Common Stocks	68.3%
Master Limited Partnerships
Energy	19.8%
Utilities	4.1%
Total Master Limited Partnerships	23.9%
Short-Term Investments	7.8%
Total Investments	100.0%
Liabilities in Excess of Other Assets	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2017

Assets:
Investments, at value (cost $13,131,473)	$14,503,817
Receivables:
Due from Advisor	10,921
Dividends and interest	22,848
Prepaid expenses	21,584
Total assets	14,559,170

Liabilities:
Payables:
Auditing fees	19,719
Transfer agent fees and expenses	8,686
Fund Administration fees	8,329
Fund accounting fees	7,837
Custody fees	1,623
Trustees' fees and expenses	1,462
Chief Compliance Officer fees	1,441
Distribution fees - Class A and Class C (Note 7)	306
Trustees' deferred compensation (Note 3)	144
Accrued other expenses	8,025
Total liabilities	57,572

Net Assets	$14,501,598

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$13,907,745
Accumulated net investment loss	(264,783)
Accumulated net realized loss on investments	(513,708)
Net unrealized appreciation on investments	1,372,344
Net Assets	$14,501,598

Class A Shares:
Net Assets applicable to shares outstanding	$455,845
Number of shares issued and outstanding	52,502
Redemption price per share*	$8.68
Maximum sales charge (5.50% of offering price)**	0.51
Maximum offering price to public	$9.19

Class C Shares:
Net Assets applicable to shares outstanding	$261,523
Number of shares issued and outstanding	30,042
Offering and redemption price per share*	$8.71

Class I Shares:
Net Assets applicable to shares outstanding	$13,784,230
Number of shares issued and outstanding	1,585,531
Offering and redemption price per share	$8.69

*	No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them.
**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $5,993)	$146,698
Interest	2,947
Total investment income	149,645

Expenses:
Advisory fees	123,762
Fund administration fees	57,831
Registration fees	55,800
Fund accounting fees	50,355
Transfer agent fees and expenses	46,709
Auditing fees	18,998
Legal fees	17,502
Custody fees	7,804
Trustees' fees and expenses	7,201
Shareholder reporting fees	6,000
Miscellaneous	4,001
Chief Compliance Officer fees	3,851
Distribution fees - Class C (Note 7)	2,788
Distribution fees - Class A (Note 7)	1,083
Insurance fees	1,201

Total expenses	404,886
Advisory fees waived	(123,762)
Other expenses absorbed	(117,091)
Net expenses	164,033
Net investment loss	(14,388)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	85,436
Net change in unrealized appreciation/depreciation	(1,064,937)
Net realized and unrealized loss on investments	(979,501)

Net decrease in Net Assets from Operations	$(993,889)

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
Increase (Decrease) in Net Assets From:
Operations:
Net investment income gain (loss)	$(14,388)	$104,179
Net realized gain (loss) on investments	85,436	(533,590)
Net change in unrealized appreciation/depreciation on investments	(1,064,937)	3,230,648
Net increase (decrease) in net assets resulting from operations	(993,889)	2,801,237

Distributions to Shareholders:
From net investment income:
Class A	(1,044)	(7,657)
Class C	(207)	(88)
Class I	(52,206)	(82,545)
From capital gains:
Class A	-	(82)
Class C	-	(5)
Class I	-	(544)
From return of capital:
Class A	-	-
Class C	-	-
Class I	-	-
Total distributions to shareholders	(53,457)	(90,921)

Capital Transactions:
Net proceeds from shares sold:
Class A	169,971	1,293,158
Class C	-	363,483
Class I	1,543,356	3,938,782
Reinvestment of distributions:
Class A	1,000	7,738
Class C	207	94
Class I	51,828	82,997
Cost of shares redeemed:
Class A1	(75,852)	(1,396,150)
Class C2	(12,537)	(58,248)
Class I3	(531,073)	(424,550)
Net increase in net assets from capital transactions	1,146,900	3,807,304

Total increase in net assets	99,554	6,517,620

Net Assets:
Beginning of period	14,402,044	7,884,424
End of period	$14,501,598	$14,402,044

Accumulated net investment loss	$(264,783)	$(1,336)

Capital Share Transactions:
Shares sold:
Class A	18,217	184,069
Class C	-	41,775
Class I	171,063	564,141
Shares reinvested:
Class A	111	988
Class C	21	14
Class I	5,851	10,251
Shares redeemed:
Class A	(8,159)	(151,285)
Class C	(1,334)	(10,534)
Class I	(57,842)	(54,397)
Net increase in capital share transactions	127,928	585,022

[1]	Net of redemption fee proceeds of $128 and $139, respectively.
[2]	Net of redemption fee proceeds of $256 and $2, respectively.
[3]	Net of redemption fee proceeds of $0 and $1,023, respectively.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,		For the Period August 31, 2015* through
	2017	2016	November 30, 2015

Net asset value, beginning of period	$9.34	$8.26	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.03)	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	(0.61)	1.07	(1.73)
Total from investment operations	(0.64)	1.12	(1.74)

Less distributions:
From net investment income	(0.02)	(0.04)	-
From net realized gain	-	- [2]	-
Total distributions	(0.02)	(0.04)	-

Redemption fee proceeds[1]	- [2]	- [2]	-

Net asset value, end of period	$8.68	$9.34	$8.26

Total return[3]	(6.84%)	13.70%	(17.40%)[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$456	$396	$71

Ratio of expenses to average net assets:[4]
Before fees waived and expenses absorbed	3.00%	3.39%	13.72%[6]
After fees waived and expenses absorbed	1.35%	1.35%	1.35%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.97%)	(1.39%)	(12.71%)[6]
After fees waived and expenses absorbed	(0.32%)	0.65%	(0.34%)[6]
Portfolio turnover rate	15%	52%	11%[5]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more, or a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 18 months. If the sales charges were included, total returns would be lower.
[4]	The Advisor has contractually agreed to limit the operating expenses to 1.35%.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,		For the Period August 31, 2015* through
	2017	2016	November 30, 2015

Net asset value, beginning of period	$9.42	$8.24	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.10)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.61)	1.20	(1.73)
Total from investment operations	(0.71)	1.19	(1.76)

Less distributions:
From net investment income	(0.01)	(0.01)	-
From net realized gain	-	- [2]	-
Total distributions	(0.01)	(0.01)	-

Redemption fee proceeds[1]	0.01	- [2]	-

Net asset value, end of period	$8.71	$9.42	$8.24

Total return[3]	(7.47%)	14.47%	(17.60%)[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$262	$295	$1

Ratio of expenses to average net assets:[4]
Before fees waived and expenses absorbed	3.75%	4.14%	14.47%[6]
After fees waived and expenses absorbed	2.10%	2.10%	2.10%[6]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(2.72%)	(2.14%)	(13.59%)[6]
After fees waived and expenses absorbed	(1.07%)	(0.10%)	(1.22%)[6]
Portfolio turnover rate	15%	52%	11%[5]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 12 months. If the sales charges were included, total returns would be lower.
[4]	The Advisor has contractually agreed to limit the operating expenses to 2.10%.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,		For the Period August 31, 2015* through
	2017	2016	November 30, 2015

Net asset value, beginning of period	$9.35	$8.25	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)	0.07	- [2]
Net realized and unrealized gain (loss) on investments	(0.62)	1.09	(1.75)
Total from investment operations	(0.63)	1.16	(1.75)

Less distributions:
From net investment income	(0.03)	(0.06)	-
From net realized gain	-	- [2]	-
Total distributions	(0.03)	(0.06)	-

Redemption fee proceeds[1]	-	- [2]	-

Net asset value, end of period	$8.69	$9.35	$8.25

Total return[3]	(6.70%)	14.20%	(17.50%)[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,784	$13,711	$7,813

Ratio of expenses to average net assets:[4]
Before fees waived and expenses absorbed	2.75%	3.14%	13.47%[6]
After fees waived and expenses absorbed	1.10%	1.10%	1.10%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.72%)	(1.14%)	(12.46%)[6]
After fees waived and expenses absorbed	(0.07%)	0.90%	(0.09%)[6]
Portfolio turnover rate	15%	52%	11%[5]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	The Advisor has contractually agreed to limit the operating expenses to 1.10%.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2017

Note 1 – Organization

The Advisory Research MLP & Energy Income Fund (the “Energy Income Fund”), Advisory Research MLP & Energy Infrastructure Fund (the “Energy Infrastructure Fund”) and Advisory Research MLP & Equity Fund (the “Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Energy Income Fund primarily seeks current income and secondarily seeks long-term capital appreciation. The Fund offers three classes of shares, Class A, Class C and Class I. Class A shares commenced investment operations on May 18, 2011. Class C shares commenced investment operations on April 2, 2012. Class I shares commenced investment operations on December 27, 2010.

The Energy Infrastructure Fund primarily seeks current income and secondarily seeks long-term capital appreciation. The Fund offers one class of shares, Class I. Class I shares commenced investment operations on September 9, 2010.

The Equity Fund primarily seeks total return. The Fund offers three classes of shares, Class A, Class C and Class I. All three share classes commenced investment operations on August 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

(b) Master Limited Partnerships

An Master Limited Partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

(c) Sector Concentration Risk

The focus of each Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries. A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries. At times, the performance of each Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Return of Capital Estimates

Distributions received from each Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2017, the Funds estimated that 100% of the MLP distributions received would be treated as return of capital.

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made. Income and expenses of expenses of the Energy Income Fund and the Equity Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees pursuant to Rule 12b-1, that are specific to individual share classes, are accrued directly to the respective share class. Transfer agent fees and expenses reported on the Statement of Operations for the Energy Income Fund and the Energy Infrastructure Fund include payments to third parties for performing shareholder services to their customers.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

(f) Short Sales

Short sales are transactions under which each Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by each Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Options

The Funds may write or purchase options contracts primarily to enhance each Fund’s returns and reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(h) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2014-2017 the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

(i) Distributions to Shareholders

The Energy Income Fund and Energy Infrastructure Fund will make distributions quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Equity Fund will make distributions semi-annually and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

The estimated characterization of the distributions paid will be either a dividend, capital gain or return of capital. This estimate is based on each Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

The portion of each Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Funds’ advisor (e.g., merger, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Funds, changes in tax laws, etc.). The return of capital portion may also be impacted by each Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of each Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (the “Advisor”). Under the terms of the Agreement, The Energy Income Fund, Energy Infrastructure Fund and Equity Fund pays a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). This agreement is in effect until March 31, 2018, and it may be terminated before that date only by the Trust's Board of Trustees. The table below contains the expense cap by Fund and by Class:

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

	Investment Advisory Fees	Total Limit on Annual Operating Expenses Class A Shares†	Total Limit on Annual Operating Expenses Class C Shares†	Total Limit on Annual Operating Expenses Class I Shares†
Energy Income Fund	1.00%	1.50%	2.25%	1.25%
Energy Infrastructure Fund	0.75%	-	-	1.00%
Equity Fund	0.85%	1.35%	2.10%	1.10%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

For the year ended November 30, 2017, the Advisor waived fees totaling $240,853 for the Equity Fund. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At November 30, 2017, the amount of potentially recoverable expenses was $559,609. The Advisor may recapture all or a portion of this amount no later than November 30 of the years stated below:

2018	$74,175
2019	244,581
2020	240,853
Total	$559,609

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

For the year ended November 30, 2017, UMBFS received $175,972, $40,233 and $46,709 in transfer agent fees for Energy Income Fund, Energy Infrastructure Fund and Equity Fund respectively.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended November 30, 2017, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Dziura Compliance Consulting, LLC provides the Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended November 30, 2017, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At November 30, 2017, gross unrealized appreciation and depreciation of investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Energy Income Fund	Energy Infrastructure Fund	Equity Fund

Cost of investments	$817,681,474	$331,468,043	$12,569,646

Gross unrealized appreciation	$99,567,540	$30,948,665	$2,976,070
Gross unrealized depreciation	(77,958,607)	(42,083,171)	(1,041,899)
Net unrealized appreciation/(depreciation) on investments	$21,608,933	$(11,134,507)	$1,934,171

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Funds	Paid in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Energy Income Fund	$10,524,297	$(7,164,283)	$(3,360,014)
Energy Infrastructure Fund	5,213,375	(1,640,660)	(3,572,715)
Equity Fund	261,670	(195,602)	(66,068)

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

As of November 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Energy Income Fund		Energy Infrastructure Fund		Equity Fund
Undistributed ordinary income	$-		$-		$58,212
Undistributed long-term gains	-		-		-
Tax accumulated earnings	-		-		58,212

Accumulated capital, other losses and other differences	$(241,502,324	)1	$(105,383,066	)2	$(1,398,530	)3
Net unrealized appreciation (depreciation) on investments	21,608,933		(11,134,507)		1,934,171
Total accumulated earnings (deficit)	$(219,893,391)		$(116,517,573)		$593,853

[1]	Other differences consists of (42,740,932) of deferred partnership distributions, (24,762,381) of passive activity losses and (173,999,011) of capital loss carryforwards.

[2]	Other differences consists of (797) of organizational costs, (18,070,179) of deferred partnership distributions, (11,126,422) of passive activity losses and (76,185,668) of capital loss carryforwards.

[3]	Other differences consists of (595,536) of deferred partnership distributions, (322,995) of passive activity losses and (479,999) of capital loss carryforwards.

At November 30, 2017, the Funds had capital loss carryforwards, which reduce each Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Energy Income Fund	$89,823,882	$84,175,129	$173,999,011
Energy Infrastructure Fund	47,947,442	28,238,226	76,185,668
Equity Fund	394,367	85,632	479,999

The Advisory Research MLP & Equity Fund utilized $43,963 of its capital loss carryforward during the year ended November 30, 2017.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 for the Energy Income Fund, Energy Infrastructure Fund and Equity Fund are as follows:

	Energy Income Fund		Energy Infrastructure Fund
Distributions paid from:	2017	2016	2017	2016
Ordinary Income	$15,942,128	$20,074,624	$11,284,270	$12,612,753
Long-term capital gains	-	-	-	-
Tax return of capital	54,926,235	40,448,333	18,918,075	23,922,457
Total distributions paid	$70,868,363	$60,522,957	$30,202,345	$36,535,210

	Equity Fund
Distributions paid from:	2017	2016
Ordinary Income	$53,457	$90,921
Long-term capital gains	-	-
Tax return of capital	-	-
Total distributions paid	$53,457	$90,921

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended November 30, 2017 and for the year ended November 30, 2016, redemption fees were as follows:

	November 30, 2017	November 30, 2016
Energy Income Fund	$51,665	$164,086
Energy Infrastructure Fund	935	6,142
Equity Fund	384	1,164

Note 6 – Investment Transactions

For the year ended November 30, 2017, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Energy Income Fund	$326,655,729	$275,031,931
Energy Infrastructure Fund	103,633,067	195,729,525
Equity Fund	2,729,726	2,131,251

Note 7 – Distribution Plan

The Trust, on behalf of the Energy Income Fund and Equity Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its shares. With respect to Class A shares of each Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. With respect to Class C shares of each Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 1.00% of average daily net assets. Class I shares of each Fund do not pay any distribution fees.

For the year ended November 30, 2017, distribution fees for the Energy Income Fund and Equity Fund distribution fees incurred by each Fund’s Class A and Class C incurred are disclosed on the Statement of Operations.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2017, in valuing the Funds’ assets carried at fair value:

Energy Income Fund	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds
Energy	$-	$161,485,545	$-	$161,485,545
Utilities	-	18,163,625	-	18,163,625
Common Stocks
Energy	367,909,688	-	-	367,909,688
Utilities	8,498,339	-	-	8,498,339
Master Limited Partnerships
Energy	209,447,771	-	-	209,447,771
Industrial	3,881,715	-	-	3,881,715
Preferred Stocks
Energy	40,323,776	-	-	40,323,776
Short-Term Investments	29,579,948	-	-	29,579,948
Total Investments	$659,641,237	$179,649,170	$-	$839,290,407

*	The Fund did not hold any Level 3 securities at period end.

Energy Infrastructure Fund	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds
Energy	$-	$64,794,747	$-	$64,794,747
Utilities	-	6,530,125	-	6,530,125
Common Stocks
Energy	131,451,129	-	-	131,451,129
Utilities	3,028,226	-	-	3,028,226
Master Limited Partnerships
Energy	73,570,221	-	-	73,570,221
Industrial	1,383,181	-	-	1,383,181
Preferred Stocks
Energy	13,093,753	-	-	13,093,753
Short-Term Investments	26,482,154	-	-	26,482,154
Total Investments	$249,008,664	$71,324,872	$-	$320,333,536

*	The Fund did not hold any Level 3 securities at period end.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Equity Fund	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$9,904,121	$-	$-	$9,904,121
Master Limited Partnerships*	3,472,557	-	-	3,472,557
Short-Term Investments	1,127,139	-	-	1,127,139
Total Investments	$14,503,817	$-	$-	$14,503,817

*	All common stocks and master limited partnerships held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

**	The Fund did not hold any Level 2 or 3 securities at period end

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in purchased options and written options during the year ended November 30, 2017, none were held at year end.

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statement of Operations are presented in the tables below. The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2017 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Energy Income Fund	Equity Contracts	$(6,188,200)	$1,922,978	$(4,265,222)
Energy Infrastructure Fund	Equity Contracts	(2,319,225)	607,365	(1,711,860)

The quarterly average notional values of derivative instruments as of November 30, 2017 are as follows:

	Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Energy Income Fund	Average Notional Value	$1,625,677	$(1,140,988)
Energy Infrastructure Fund	Average Notional Value	627,590	(471,637)

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Funds declared the payment of a distribution to be paid, on December 28, 2017, to shareholders of record on December 27, 2017 as follows:

		Long-Term Capital Gain	Short-Term Capital Gain	Income
Energy Income Fund	Class A Shares	$0.00000	$0.00000	$0.00524
Energy Income Fund	Class C Shares	0.00000	0.00000	0.00523
Energy Income Fund	Class I Shares	0.00000	0.00000	0.00695
Energy Infrastructure Fund	Class I Shares	0.00000	0.00000	0.00889
Equity Fund	Class A Shares	0.00000	0.00000	0.03720
Equity Fund	Class C Shares	0.00000	0.00000	0.03160
Equity Fund	Class I Shares	0.00000	0.00000	0.03910

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and Shareholders of

Advisory Research MLP Funds

We have audited the accompanying statements of assets and liabilities of Advisory Research MLP & Energy Income Fund, Advisory Research MLP & Energy Infrastructure Fund, and Advisory Research MLP & Equity Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of November 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (with respect to Advisory Research MLP & Equity Fund, for each of the two years in the period then ended and for the period August 31, 2015 (commencement of operations) through November 30, 2015). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advisory Research MLP & Energy Income Fund, Advisory Research MLP & Energy Infrastructure Fund, and Advisory Research MLP & Equity Fund as of November 30, 2017, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2018

Advisory Research MLP Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

49.26%, 82.22% and 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the year ended November 30, 2017, are designated as qualified dividend income for the Infrastructure, Income and Equity Funds, respectively.

Dividends Received Deduction

43.77%, 66.51% and 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the year ended November 30, 2017, are eligible for the corporate dividends received deduction for the Infrastructure, Income and Equity Funds, respectively.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	9	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	9	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	9	None.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	9	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	9	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Advisory Research MLP Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on September 19-21, 2017, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) for an additional one-year term from when it otherwise would expire, with respect to the following series of the Trust (each a “Fund” and together, the “Funds”):

•	the Advisory Research MLP & Energy Income Fund (the “MLP Income Fund”),

•	the Advisory Research MLP & Energy Infrastructure Fund (the “MLP Infrastructure Fund”), and

•	the Advisory Research MLP & Equity Fund (the “MLP Equity Fund”).

In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Peer Group”) from its Energy Limited Partnership fund universe (each a “Fund Universe”) for various periods ended June 30, 2017; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisory Research MLP Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The MLP Income Fund’s total return for the one-year period was above the return of the Alerian MLP Index and the median returns of the Fund Universe and Peer Group. The Fund’s annualized total return for the five-year period was above the Index return and was the same as the Fund Universe and Peer Group median returns. The Fund’s annualized total return for the three-year period was above the Index return and the Fund Universe median return, but was slightly below the Peer Group median return by 0.09%.

•	The MLP Infrastructure Fund’s total return for the one-year period was above the Alerian MLP Index return and the Fund Universe and Peer Group median returns. The Fund’s annualized total return for the five-year period was above the Index return, was the same as the Peer Group median return, and was below the Fund Universe median return by 0.44%. The Fund’s annualized total return for the three-year period was above the Index return, but below the Peer Group and Fund Universe median returns by 1.03% and 1.32%, respectively. The Trustees considered the Investment Advisor’s belief that the Fund’s underperformance during the three-year period was due to the Fund’s allocation to energy infrastructure equities, which performed poorly during the recent energy crisis.

•	The MLP Equity Fund’s total return for the one-year period was above the Alerian MLP Index return and the Fund Universe and Peer Group median returns.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The MLP Income Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Fund Universe medians. The Trustees noted that the advisory fee paid by the Fund was higher than the advisory fee the Investment Advisor charges the MLP Infrastructure Fund and the MLP Equity Fund, but noted that the MLP Income Fund has a lower minimum investment than the MLP Infrastructure Fund and therefore has more complex cash management issues, and that the MLP Equity Fund only invests in equity securities, unlike the MLP Income Fund, which also invests in fixed income securities and may invest in derivatives. The Trustees also observed that the MLP Income Fund’s advisory fee is higher than those of separate accounts managed by the Investment Advisor using the same strategies as the MLP Income Fund and the MLP Infrastructure Fund, but considered that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees also noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

Advisory Research MLP Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	The MLP Infrastructure Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees noted that the Fund’s advisory fee was the same as the advisory fee that the Investment Advisor charges its institutional clients to manage separate accounts with similar objectives and policies as the Fund. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median and Fund Universe median.

•	The MLP Equity Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the MLP Equity Fund’s advisory fee was lower than the advisory fee for the MLP Income Fund because the MLP Equity Fund does not invest in fixed income investments, derivatives or private placements, but that the MLP Equity Fund’s advisory fee was higher than the advisory fee for the MLP Infrastructure Fund because that Fund has a higher minimum investment and is not a retail fund and therefore has simpler cash management issues. The Trustees observed that the MLP Equity Fund’s advisory fee was higher than the advisory fee that the Investment Advisor charges its institutional clients for separately managed accounts with similar objectives and policies as the Fund, but considered that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median and the Fund Universe median.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended June 30, 2017, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the MLP Equity Fund, and did not realize a profit with respect to the MLP Equity Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profits of the Investment Advisor from its relationships with the MLP Income Fund and MLB Infrastructure Fund were reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds (other than its receipt of investment advisory fees), including research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.

Advisory Research MLP Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusions

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

Advisory Research MLP Funds

EXPENSE EXAMPLES

For the Six Months Ended November 30, 2017 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution (12b-1) fees (Class A & Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Advisory Research MLP & Energy Income	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/17	11/30/17	6/1/17 - 11/30/17
Class A	Actual Performance	$ 1,000.00	$ 970.00	$ 6.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.13
Class C	Actual Performance	1,000.00	967.50	10.64
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.25	10.89
Class I	Actual Performance	1,000.00	971.10	5.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.26	5.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.41%, 2.16% and 1.16% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

Advisory Research MLP Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended November 30, 2017 (Unaudited)

Advisory Research MLP & Energy Infrastructure	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	6/1/17	11/30/17	6/1/17 – 11/30/17
Actual Performance	$ 1,000.00	$ 971.50	$ 4.49
Hypothetical (5% annual return before expenses)	1,000.00	1,020.51	4.61

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91% multiplied by the average account value over the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

	Advisory Research MLP Energy Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/17	11/30/17	6/1/17 - 11/30/17
Class A	Actual Performance	$ 1,000.00	$ 983.00	$ 6.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.30	6.83
Class C	Actual Performance	1,000.00	979.80	10.42
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.55	10.60
Class I	Actual Performance	1,000.00	984.20	5.47
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.56	5.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.10% and 1.10% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Advisory Research MLP Funds

Each a series of Investment Managers Series Trust

Advisor

Advisory Research, Inc.

Two Prudential Plaza

180 N. Stetson Avenue, Suite 5500

Chicago, Illinois 60601

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research MLP & Energy Income Fund – Class A	INFRX	461 418 543
Advisory Research MLP & Energy Income Fund – Class C	INFFX	461 418 238
Advisory Research MLP & Energy Income Fund – Class I	INFIX	461 418 535
Advisory Research MLP & Energy Infrastructure Fund – Class I	MLPPX	461 418 626
Advisory Research MLP & Equity Fund – Class A	INFJX	461 41Q 790
Advisory Research MLP & Equity Fund – Class C	INFKX	461 41Q 782
Advisory Research MLP & Equity Fund – Class I	INFEX	461 41Q 774

Privacy Principles of the Advisory Research MLP Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research MLP Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (888) 665-1414, on the Funds’ website at www.advisoryresearch.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (888) 665-1414, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 665-1414. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 665-1414.

Advisory Research MLP Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$48,600	$47,100
Audit-Related Fees	N/A	N/A
Tax Fees	$8,400	$8,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/8/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/8/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/8/2018